Exhibit 99.1

PLAN OF MERGER AND MERGER AGREEMENT

CENTERSTATE BANK CENTRAL FLORIDA, N.A.

and

CENTERSTATE BANK, N.A.

with and into

CENTERSTATE BANK OF FLORIDA, N.A.

under the charter of

CENTERSTATE BANK OF FLORIDA, N.A.

under the title of

“CENTERSTATE BANK OF FLORIDA, N.A.”

(“Resulting Bank”)

THIS AGREEMENT is made this 3rd day of September, 2010, between CenterState Bank of Florida, N.A. (hereinafter referred to as “CenterState Bank of Florida, N.A.” and the “Resulting Bank”), a national banking association, with its main office located at 1101 First Street South, Winter Haven, Florida 33880; CenterState Bank Central Florida, N.A. (hereinafter referred to as “CenterState Bank Central Florida, N.A.”), a national banking association, with its main office located at: 920 N. John Young Parkway, Kissimmee, Florida 34741; and CenterState Bank, N.A (hereinafter referred to as “CenterState Bank, N.A.”), a national banking association, with its main office located at 6930 Gall Boulevard, Zephyrhills, Florida 33542.

WHEREAS, a majority of the entire Boards of Directors of each of CenterState Bank of Florida, N.A., CenterState Bank, N.A., and CenterState Bank Central Florida, N.A. (collectively, the “Banks”) have, respectively, approved and made this Agreement and authorized its execution pursuant to the authority given by and in accordance with the provisions of The National Bank Act (the “Act”).

WHEREAS, each of the Banks is entering this Agreement to provide for the merger of each of CenterState Bank, N.A., and CenterState Bank Central Florida, N.A. with and into CenterState Bank of Florida, N.A., with CenterState Bank of Florida, N.A. being the surviving corporation of such merger transaction.

WHEREAS, each of the Banks is a wholly owned subsidiary of CenterState Banks, Inc. (“BHC”), which has authorized, adopted and approved this Agreement as the sole shareholder of each of the Banks.

NOW, THEREFORE, for and in consideration of the premises and the mutual promises and agreements herein contained, the parties hereto agree as follows:

SECTION 1

Each of CenterState Bank, N.A. and CenterState Bank Central Florida, N.A. shall be simultaneously merged with and into CenterState Bank of Florida, N.A., with CenterState Bank of Florida, N.A. thereby becoming the Resulting Bank, under the charter of the Resulting Bank (the “Merger”).

SECTION 2

The name of the Resulting Bank shall be “CenterState Bank of Florida, N.A.” The Resulting Bank will not exercise trust powers.

SECTION 3

The business of the Resulting Bank shall be that of a national banking association. This business shall be conducted by the Resulting Bank at its main office which shall be located at 1101 First Street South, Winter Haven, Florida 33880, as well as its branch offices and all of the banking offices of CenterState Bank, N.A. and CenterState Bank Central Florida, N.A. (which such banking offices shall continue to conduct operations after the closing of the Merger as branch offices of CenterState Bank of Florida, N.A.).

SECTION 4

Immediately upon the Merger becoming effective, (i) the amount of capital stock of the Resulting Bank shall be the amount outstanding immediately prior to the Merger becoming effective, and (ii) the Resulting Bank shall have a Surplus and Undivided Profits equal to its Surplus and Undivided Profits plus the Surplus and Undivided Profits of all of the merging or constituent banks as stated in the preamble of this Agreement at the time the Merger becomes effective. Preferred stock shall not be issued by the Resulting Bank.

SECTION 5

All assets of the Banks and the Resulting Bank, as they exist at the effective time of the Merger shall pass to and vest in the Resulting Bank without any conveyance or other transfer; and the Resulting Bank shall be considered the same business and corporate entity as each constituent bank with all the rights, powers and duties of each constituent bank and the Resulting Bank shall be responsible for all the liabilities of every kind and description, of each of the Bank and the Resulting Bank existing as of the effective time of the Merger, all in accordance with the provisions of the Act.

SECTION 6

CenterState Bank, N.A. and CenterState Bank Central Florida, N.A. shall contribute to the Resulting Bank acceptable assets having a book value, over and above its liability to its creditors, in such amounts as set forth on the books of CenterState Bank, N.A. and CenterState Bank Central Florida, N.A. at the time the Merger becomes effective.

SECTION 7

At the effective time of the Merger, each outstanding share of common stock of each of CenterState Bank, N.A. and CenterState Bank Central Florida, N.A., in exchange for the assets contributed by each of CenterState Bank, N.A. and CenterState Bank Central Florida, N.A., to the Resulting Bank, shall be cancelled.

Outstanding certificates representing shares of the common stock of each of CenterState Bank, N.A. and CenterState Bank Central Florida, N.A. shall, at the effective time of the Merger, be cancelled.

SECTION 8

Upon the Merger becoming effective, the then outstanding shares of the CenterState Bank of Florida, N.A.’s Common Stock shall continue to remain outstanding shares of CenterState Bank of Florida, N.A., all of which shall continue to be owned by BHC.

SECTION 9

The following named persons shall serve as the Board of Directors and executive officers of the Resulting Bank following the effective time of the Merger and until the next annual meeting of shareholders or until such time as their Successors have been elected and have qualified:

A.	Directors:

Name	Street Address

George H. Carefoot	1101 First Street South, Winter Haven, Florida 33880

John C. Corbett	1101 First Street South, Winter Haven, Florida 33880

Bruce A. Davis	1101 First Street South, Winter Haven, Florida 33880

Wesley C. Donley	1101 First Street South, Winter Haven, Florida 33880

Griffin A. Greene	1101 First Street South, Winter Haven, Florida 33880

Bruce B. Ingram	1101 First Street South, Winter Haven, Florida 33880

Timothy A. Irby	1101 First Street South, Winter Haven, Florida 33880

Thomas E. Oakley	1101 First Street South, Winter Haven, Florida 33880

Ernest S. Pinner	1101 First Street South, Winter Haven, Florida 33880

William K. Pou, Jr.	1101 First Street South, Winter Haven, Florida 33880

J. Thomas Rocker	1101 First Street South, Winter Haven, Florida 33880

Joshua S. Snively	1101 First Street South, Winter Haven, Florida 33880

Rodney M. Surrency	1101 First Street South, Winter Haven, Florida 33880

B.	Executive Officers:

Name	Position	Address
John C. Corbett	President and Chief Executive Officer	1101 First Street South, Winter Haven, Florida 33880

Stephen D. Young	Chief Financial Officer	1101 First Street South, Winter Haven, Florida 33880

Robert E. Dodd	Chief Credit Officer	1101 First Street South, Winter Haven, Florida 33880

SECTION 10

In the event that:

(a) Any action, suit, proceeding or claim has been instituted, made or threatened relating to the proposed Merger which shall make consummation of the Merger inadvisable in the opinion of the Board of Directors of any of the Banks; or

(b) Any action, consent, or approval, governmental or otherwise, which is necessary to permit or enable the Resulting Bank, upon and after the Merger, to conduct all or any part of the business activities being conducted by the Banks as of the time of the Merger, in the manner in which such activities and business are then conducted, shall not have been obtained; or

(c) The Merger has not been consummated by March 31, 2011 (unless extended by the mutual consent of the parties hereto); or

(d) For any other reason consummation of the Merger is inadvisable in the opinion of the Board of Directors of any of the Banks, then this Agreement may be terminated at any time before the Merger becomes effective by written notice by any of the Banks to the other of them, authorized or approved by resolution adopted by the Board of Directors of the one of them giving such notice. Upon termination by written notice as provided in this Section, this Agreement shall be void and of no further effect, and there shall be no liability by reason of this Agreement or the termination thereof on the part of any of the Banks, BHC or the directors, officers, employees, agents or shareholders of any of them.

SECTION 11

This Agreement has been approved by BHC, which owns all of the outstanding shares of each of the Banks, and the Merger shall become effective at the time specified in the approval of the Merger issued by the Office of the Comptroller of the Currency (“OCC”), under the seal of such office, approving the Merger.

SECTION 12

This Agreement is also subject to the following terms and conditions:

(a) The OCC shall have approved this Agreement and the Merger and shall have issued all other necessary authorizations and approvals for the Merger, and any statutory waiting period shall have expired.

SECTION 13

Each of the Banks hereby invites and authorizes the OCC to examine each of such bank’s records in connection with the Merger.

SECTION 14

Effective as of the time this Merger shall become effective, the Articles of Association and Bylaws of the Resulting Bank shall consist of the Articles of Association and Bylaws of the Resulting Bank as in effect immediately prior to the time this Merger shall become effective.

IN WITNESS WHEREOF, the undersigned have signed this Plan of Merger and Merger Agreement effective as of the date and year first set forth above.

CENTERSTATE BANK OF FLORIDA, N.A.

By:	/s/ John C. Corbett
John C. Corbett
As its:	President and Chief Executive Officer

CENTERSTATE BANK CENTRAL FLORIDA, N.A.

By:	/s/ Thomas E. White
Thomas E. White
As its:	President and Chief Executive Officer

CENTERSTATE BANK, N.A.

By:	/s/ Timothy A. Pierson
Timothy A. Pierson
As its:	President and Chief Executive Officer